UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2020

EVERSOURCE ENERGY

(Exact name of registrant as specified in its charter)

Massachusetts	001-05324	04-2147929
(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Cadwell Drive
Springfield, Massachusetts	01104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 286-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $5.00 par value per share	ES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 ( 17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On June 11, 2020, Eversource Energy entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, Barclays Capital Inc. and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”), pursuant to which Eversource Energy issued and sold 6,000,000 shares of Eversource Energy common shares, $5.00 par value (the “Common Shares”), to the Underwriters. The public offering price of the Common Shares is $86.26 per Common Share, and the Underwriters have agreed to purchase the Common Shares from the Company pursuant to the Underwriting Agreement at a price of $84.91 per Common Share. Pursuant to the Underwriting Agreement, Eversource Energy granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 900,000 Common Shares at the public offering price.

The offering is being made pursuant to Eversource Energy’s effective registration statement on Form S-3ASR (Registration No. 333-231118) and is expected to close on or about June 15, 2020, subject to the satisfaction or waiver of customary closing conditions. A legal opinion related to the shares to be to be issued pursuant to the Underwriting Agreement in the offering is filed herewith as Exhibit 5.1.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as an exhibit hereto and is incorporated herein by reference.

On June 11, 2020, Eversource Energy issued a press release announcing the commencement of the offering and a press release announcing that it had priced the offering. Copies of these press releases are attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits

Exhibit Number	Description
1.1	Underwriting Agreement dated as of June 11, 2020
5.1	Opinion of Deputy General Counsel and Corporate Secretary of Eversource Energy Service Company
23.1	Consent of Deputy General Counsel and Corporate Secretary of Eversource Energy Service Company (included in Exhibit 5.1)
99.1	Launch Press Release of Eversource Energy dated June 11, 2020
99.2	Pricing Press Release of Eversource Energy dated June 11, 2020
104	Cover Page lnteractive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERSOURCE ENERGY
(Registrant)

June 15, 2020	By:	/s/ Philip J. Lembo
Philip J. Lembo
Executive Vice President and
Chief Financial Officer